Exhibit 99.3

April 1, 2005

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention:  F. Allen Maulsby

      Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, by and between the Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services LLC. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of April 1, 2005 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

      The   Servicer  is  hereby   notified   that  the  Owner  has  effected  a
Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

      Effective Date of Reconstitution: April 1, 2005

      Cut-Off Date: April 1, 2005

      New Owner:  Wells Fargo  Bank,  National  Association,  as trustee for the
      Structured   Adjustable   Rate   Mortgage  Loan  Trust,   Series   2005-11
      Certificateholders

      Master Servicer: Aurora Loan Services LLC

      The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

      By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

      In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2006, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

      For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-11 (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor") or Wells Fargo Bank, National Association (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                  LEHMAN BROTHERS HOLDINGS INC., as Owner


                                     By:__________________________________
                                     Name:  Ellen Kiernan
                                     Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer


By:_______________________________
Name:  Cary Adams
Title: Senior Vice President

                                    EXHIBIT A

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
2530 South Parker Road
Suite 601
Aurora, Colorado 80014

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-11

Reference is made to the Transfer Notice, dated as of April 1, 2005 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to Wells Fargo Bank, National Association, as trustee (the "Trustee"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.    I have  reviewed  the  information  required to be delivered to the Master
      Servicer   pursuant   to   the   Servicing   Agreement   (the   "Servicing
      Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                           COLONIAL SAVINGS, F.A.

                                           Name:  ____________________________
                                           Title: ____________________________
                                           Date:  ____________________________

                                    EXHIBIT C

                               (See Exhibit 99.5)

                                   EXHIBIT D-1
                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME      DESCRIPTION                                                   FORMAT
----------      -----------                                                   ------
INVNUM          INVESTOR LOAN NUMBER                                          Number no decimals
SERVNUM         SERVICER LOAN NUMBER, REQUIRED                                Number no decimals
BEGSCHEDBAL     BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                   Number two decimals
                BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                REQUIRED
SCHEDPRIN       SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED            Number two decimals
                ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                REQUIRED, .00 IF NO COLLECTIONS
CURT1           CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                   Number two decimals
CURT1DATE       CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                   DD-MMM-YY
CURT1ADJ        CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE               Number two decimals
CURT2           CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                   Number two decimals
CURT2DATE       CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                   DD-MMM-YY
CURT2ADJ        CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE               Number two decimals
LIQPRIN         PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE          Number two decimals
OTHPRIN         OTHER PRINCIPAL, .00 IF NOT APPLICABLE                        Number two decimals
PRINREMIT       TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE      Number two decimals
INTREMIT        NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                  Number two decimals
                .00 IF NOT APPLICABLE
TOTREMIT        TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
ENDSCHEDBAL     ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED              Number two decimals
                ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL       ENDING TRIAL BALANCE                                          Number two decimals
                .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE      ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT             DD-MMM-YY
ACTCODE         60 IF PAIDOFF, BLANK IF NOT APPLICABLE                        Number no decimals
ACTDATE         ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                   DD-MMM-YY
INTRATE         INTEREST RATE, REQUIRED                                       Number seven decimals
                                                 Example .0700000 for 7.00%
SFRATE          SERVICE FEE RATE, REQUIRED                                    Number seven decimals


                                     D-1-1

                                                  Example .0025000 for .25%

PTRATE          PASS THRU RATE, REQUIRED                                         Number seven decimals
                                                  Example .0675000 for 6.75%
PIPMT           P&I CONSTANT, REQUIRED                                           Number two decimals
                .00 IF PAIDOFF


                                     D-1-2

                                   Exhibit D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

-----------------------------------------------------------------------------------------------------------------------------------
Data Field                     Format                                                     Data Description
-----------------------------------------------------------------------------------------------------------------------------------
% of MI coverage               NUMBER(6,5)                                                The percent of coverage provided by the
                                                                                          PMI company in the event of loss on a
                                                                                          defaulted loan.
-----------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed date     DATE(MM/DD/YYYY)                                           Actual date that the claim was submitted
                                                                                          to the PMI company.
-----------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start date   DATE(MM/DD/YYYY)                                           Actual date that the bankruptcy petition
                                                                                          is filed with the court.
-----------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount filed   NUMBER(15,2)                                               The amount of the claim that was filed by
                                                                                          the servicer with the PMI company.
-----------------------------------------------------------------------------------------------------------------------------------
Actual discharge date          DATE(MM/DD/YYYY)                                           Actual date that the Discharge Order is
                                                                                          entered in the bankruptcy docket.
-----------------------------------------------------------------------------------------------------------------------------------
Actual due date                DATE(MM/DD/YYYY)                                           Actual due date of the next outstanding
                                                                                          payment amount due from the mortgagor.
-----------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete date  DATE(MM/DD/YYYY)                                           Actual date that the eviction proceedings
                                                                                          are completed by local counsel.
-----------------------------------------------------------------------------------------------------------------------------------
Actual eviction start date     DATE(MM/DD/YYYY)                                           Actual date that the eviction proceedings
                                                                                          are commenced by local counsel.
-----------------------------------------------------------------------------------------------------------------------------------
Actual first legal date        DATE(MM/DD/YYYY)                                           Actual date that foreclosure counsel filed
                                                                                          the first legal action as defined by state
                                                                                          statute.
-----------------------------------------------------------------------------------------------------------------------------------
Actual redemption end date     DATE(MM/DD/YYYY)                                           Actual date that the foreclosure
                                                                                          redemption period expires.
-----------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter             VARCHAR2(2)  7= Chapter 7 filed    11= Chapter 11 filed    Chapter of bankruptcy filed.
                                            12= Chapter 12 filed  13= Chapter 13 filed
-----------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag                VARCHAR2(2)  Y=Active Bankruptcy   N=No Active Bankruptcy  Servicer defined indicator that identifies that the property is an asset in an active
                                                                                          bankruptcy case.
-----------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number         VARCHAR2(15)                                               The court assigned case number of the
                                                                                          bankruptcy filed by a party with interest
                                                                                          in the property.
-----------------------------------------------------------------------------------------------------------------------------------


                                     D-2-1

------------------------------------------------------------------------------------------------------------------------------------
MI claim amount paid           NUMBER(15,2)                                              The amount paid to the servicer by the
                                                                                         PMI company as a result of submitting an
                                                                                         MI claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds received date   DATE(MM/DD/YYYY)                                          Actual date that funds were received from
                                                                                         the PMI company as a result of
                                                                                         transmitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan amount            NUMBER(10,2)                                              Current unpaid principal balance of the
                                                                                         loan as of the date of reporting to Aurora
                                                                                         Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled         DATE(MM/DD/YYYY)                                          Date that the foreclosure sale is scheduled
                                                                                         to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal granted  DATE(MM/DD/YYYY)                                          Actual date that the dismissal or relief
                                                                                         from stay order is entered by the
                                                                                         bankruptcy court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted        DATE(MM/DD/YYYY)                                          Actual date of acceptance of an REO
                                                                                         offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer received        DATE(MM/DD/YYYY)                                          Actual date of receipt of an REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value              NUMBER(10,2)                                              Value obtained typically from a BPO prior
                                                                                         to foreclosure referral not related to loss
                                                                                         mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value source       VARCHAR2(15)  BPO= Broker's   Appraisal=Appraisal         Name of vendor or management company
                                             Price Opinion                               that provided the delinquency valuation
                                                                                         amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value date         DATE(MM/DD/YYYY)                                          Date that the delinquency valuation
                                                                                         amount was completed by vendor or
                                                                                         property management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag               VARCHAR2(2) Y= 90+ delinq. Not in FC, Bky or Loss mit     Servicer defined indicator that indentifies
                                           N=Less than 90 days delinquent                that the loan is delinquent but is not
                                                                                         involved in loss mitigation, foreclosure,
                                                                                         bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag               VARCHAR2(2) Y=Active foreclosure N=No active foreclosure  Servicer defined indicator that identifies that the loan is involved in foreclosure
                                                                                         proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance      NUMBER(10,2)                                              Total of all cumulative expenses advanced
                                                                                         by the servicer for non-escrow expenses
                                                                                         such as but not limited to: FC fees and
                                                                                         costs, bankruptcy fees and costs, property
                                                                                         preservation and property inspections.
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-2

------------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney referral     DATE(MM/DD/YYYY)                                       Actual date that the loan was referred to
date                                                                                     local counsel to begin foreclosure
                                                                                         proceedings.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation amount      NUMBER(15,2)                                           Value obtained during the foreclosure
                                                                                         process. Usually as a result of a BPO and
                                                                                         typically used to calculate the bid.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation date        DATE(MM/DD/YYYY)                                       Date that foreclosure valuation amount
                                                                                         was completed by vendor or property
                                                                                         management company.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation source      VARCHAR2(80) BPO= Broker's Appraisal=Appraisal         Name of vendor or management company
                                               Price Opinion                             that provided the foreclosure valuation
                                                                                         amount.
-----------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted date       DATE(MM/DD/YYYY)                                       Actual date that the FHA 27011A claim
                                                                                         was submitted to HUD.
-----------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B transmitted date      DATE(MM/DD/YYYY)                                       Actual date that the FHA 27011B claim
                                                                                         was submitted to HUD.
-----------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case number           VARCHAR2(15)                                           Number that is assigned individually to the
                                                                                         loan by either HUD or VA at the time of
                                                                                         origination. The number is located on the
                                                                                         Loan Guarantee Certificate (LGC) or the
                                                                                         Mortgage Insurance Certificate (MIC).
-----------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds received date    DATE(MM/DD/YYYY)                                       Actual date that funds were received from
                                                                                         HUD as a result of transmitting the
                                                                                         27011A claim.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual sale date      DATE(MM/DD/YYYY)                                       Actual date that the foreclosure sale was
                                                                                         held.
-----------------------------------------------------------------------------------------------------------------------------------
Servicer loan number              VARCHAR2(15)                                           Individual number that uniquely identifies
                                                                                         loan as defined by servicer.
-----------------------------------------------------------------------------------------------------------------------------------
Loan type                         VARCHAR2(2) 1=FHA Residential 2=VA Residential         Type of loan being serviced generally
                                  3=Conventional w/o PMI        4=Commercial             defined by the existence of certain types
                                  5=FHA Project                 6=Conventional w/PMI     of insurance. (ie: FHA, VA, conventional
                                  7=HUD 235/265                 8=Daily Simple           insured, conventional uninsured, SBA,
                                  9=Farm Loan                   Interest Loan            etc.)
                                  S=Sub prime                   U=Unknown
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit approval date            DATE(MM/DD/YYYY)                                       The date determined that the servicer and
                                                                                         mortgagor agree to pursue a defined loss
                                                                                         mitigation alternative.
-----------------------------------------------------------------------------------------------------------------------------------


                                     D-2-3

------------------------------------------------------------------------------------------------------------------------------
Loss mit flag            VARCHAR2(2) Y= Active loss  N=No active loss           Servicer defined indicator that identifies
                                     mitigation      mitigation                 that the loan is involved in completing
                                                                                aloss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date    DATE(MM/DD/YYYY)                                       The date that the mortgagor is denied loss
                                                                                mitigation alternatives or the date that the
                                                                                loss mitigation alternative is completed
                                                                                resulting in a current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------
Loss mit type            VARCHAR2(2) L= Loss Mitigation  LT=Ligitation pending  The defined loss mitigation alternative
                                     NP=Pending          CH= Charge off         identified on the loss mit approval date.
                                     non-performing sale FB= Forbearance plan
                                     DI= Deed in lieu    PC=Partial claim
                                     MO=Modification     VA=VA refunding
                                     SH=Short sale
------------------------------------------------------------------------------------------------------------------------------
Loss mit value           NUMBER(10,2)                                           Value obtained typically from a BPO prior
                                                                                to foreclosure sale intended to aid in the
                                                                                completion of loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------
Loss mit value date      DATE(MM/DD/YYYY)                                       Name of vendor or management company
                                                                                that provided the loss mitigation valuation
                                                                                amount.
------------------------------------------------------------------------------------------------------------------------------
Loss mit value source    VARCHAR2(15) BPO= Broker's Price Opinion  Appraisal=   Date that the lostt mitigation valuation
                                                                   Appraisal    amount was completed by vendor or
                                                                                property management company.
------------------------------------------------------------------------------------------------------------------------------
MI certificate number    VARCHAR2(15)                                           A number that is assigned individually to
                                                                                the loan by the PMI company at the time
                                                                                of origination. Similar to the VA
                                                                                LGC/FHA Case Number in purpose.
------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                NUMBER(7,7)                                            The current premium paid to the PMI
                                                                                company for Lender Paid Mortgage
                                                                                Insurance.
------------------------------------------------------------------------------------------------------------------------------
Occupancy status         VARCHAR2(1)  O=Owner occupied  T=Tenant occupied       The most recent status of the property
                                      U=Unknown         V=Vacant                regarding who if anyone is occupying the
                                                                                property. Typically a result of a routine
                                                                                property inspection.
------------------------------------------------------------------------------------------------------------------------------
First Vacancydate/       DATE(MM/DD/YYYY)                                       The date that the most recent occupancy
Occupancy                                                                       status was determined. Typically the date
status date                                                                     of the most recent property inspection.
------------------------------------------------------------------------------------------------------------------------------
Original loan amount     NUMBER(10,2)                                           Amount of the contractual obligations (ie:
                                                                                note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------


                                     D-2-4

-----------------------------------------------------------------------------------------------------------------------------------
Original value amoun   NUMBER(10,2)                                                           Appraised value of property as of
                                                                                              origination typically determined
                                                                                              through  the appraisal process.
-----------------------------------------------------------------------------------------------------------------------------------
Origination date       DATE(MM/DD/YYYY)                                                       Date that the contractual obligations
                                                                                              (ie: note and mortgage/deed of trust)
                                                                                              of the mortgagor was executed.
-----------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds       DATE(MM/DD/YYYY)                                                       Actual date that funds were received
received date                                                                                 fro HUD as a result of transmitting
                                                                                              the 27011B claim.
-----------------------------------------------------------------------------------------------------------------------------------
Post petition due      DATE(MM/DD/YYYY)                                                       The post petition due date of a loan
date                                                                                          involved in a chapter 13 bankruptcy.
-----------------------------------------------------------------------------------------------------------------------------------
Property condition     VARCHAR2(2)     1= Excellent    2=Good                                 Physical condition of the property as
                                       3=Average       4=Fair                                 most recently reported to the servicer
                                       5=Poor          6=Very poor                            by vendor or property management
                                                                                              company.
-----------------------------------------------------------------------------------------------------------------------------------
Property type         VARCHAR2(2)      1=Single family         2=Town house                   Type of property secured by mortgage
                      3=Condo          4=Multifamily           5=Other                        such as: single family, 2-4 unit, etc.
                      6=Prefabricated  B=Commercial            C=Land only
                      7=Mobile home    U=Unknown               D=Farm
                      A=Church         P=PUD                   R=Row house
                      O=Co-op          M=Manufactured housing  24= 2-4 family
                      CT=Condotel      MU=Mixed use
-----------------------------------------------------------------------------------------------------------------------------------
Reason for default    VARCHAR2(3)                                                             Cause of delinquency as identified by
                       001=Death of principal mtgr          02=Illness of principal mtgr      mortgagor.
                       003=Illness of mtgr's family member  004=Death of mtgr's family member
                       005=Marital difficulties             006=Curtailment of income
                       007=Excessive obligations            008=Abandonment of property
                       009=Distant employee transfer        011=Property problem
                       012=Inability to sell property       013=Inability to rent property
                       014=Military service                 015=Other
                       016=Unemployment                     017=Business failure
                       019=Casualty loss                    022=Energy-Environment costs
                       023= Servicing problems              026= Payment adjustment
                       027=Payment dispute                  029=Transfer ownership pending
                       030=Fraud                            031=Unable to contact borrower
                       INC=Incarceration
-----------------------------------------------------------------------------------------------------------------------------------


                                     D-2-5

-----------------------------------------------------------------------------------------------------------------------------------
REO repaired value               NUMBER(10,2)                                          The projected value of the property that is
                                                                                       adjusted from the "as is" value assuming
                                                                                       necessary repairs have been made to the
                                                                                       property as determined by the
                                                                                       vendor/property management company.
-----------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment        NUMBER(15,2)                                          The most recent listing/pricing amount as
amount                                                                                 updated by the servicer for REO
                                                                                       properties.
-----------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment date   DATE(MM/DD/YYYY)                                      The most recent date that the servicer
                                                                                       advised the agent to make an adjustment to
                                                                                       the REO listing price.
-----------------------------------------------------------------------------------------------------------------------------------
REO value (as is)                NUMBER(10,2)                                          The value of the property without making
                                                                                       any repairs as determined by the
                                                                                       vendor/property management copmany.
-----------------------------------------------------------------------------------------------------------------------------------
REO actual closing date          DATE(MM/DD/YYYY)                                      The actual date that the sale of the REO
                                                                                       property closed escrow.
-----------------------------------------------------------------------------------------------------------------------------------
REO flag                         VARCHAR2(7) Y=Active REO N=No active REO              Servicer defined indicator that identifies
                                                                                       that the property is now Real Estate
                                                                                       Owned.
-----------------------------------------------------------------------------------------------------------------------------------
REO original list date           DATE(MM/DD/YYYY)                                      The initial/first date that the property was
                                                                                       listed with an agent as an REO.
-----------------------------------------------------------------------------------------------------------------------------------
REO original list price          NUMBER(15,2)                                          The initial/first price that was used to list
                                                                                       the property with an agent as an REO.
-----------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds           NUMBER(10,2)                                          The actual REO sales price less closing
                                                                                       costs paid. The net sales proceeds are
                                                                                       identified within the HUD1 settlement
                                                                                       statement.
-----------------------------------------------------------------------------------------------------------------------------------
REO sales price                  NUMBER(10,2)                                          Actual sales price agreed upon by both the
                                                                                       purchaser and servicer as documented on
                                                                                       the HUD1 settlement statement.
-----------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date         DATE(MM/DD/YYYY)                                      The date that the sale of the REO property
                                                                                       is scheduled to close escrow.
-----------------------------------------------------------------------------------------------------------------------------------
REO value date                   DATE(MM/DD/YYYY)                                      Date that the vendor or management
                                                                                       company completed the valuation of the
                                                                                       property resulting in the REO value (as is).
-----------------------------------------------------------------------------------------------------------------------------------
REO value source                 VARCHAR2(15) BPO= Broker's Price Opinion  Appraisal=  Name of vendor or management company
                                                                           Appraisal   that provided the REO value (as is).
-----------------------------------------------------------------------------------------------------------------------------------


                                     D-2-6

-----------------------------------------------------------------------------------------------------------------------------------
Repay first due date             DATE(MM/DD/YYYY)                                      The due date of the first scheduled
                                                                                       payment due under a forbearance or
                                                                                       repayment plan agreed to by both the
                                                                                       mortgagor and servicer.
-----------------------------------------------------------------------------------------------------------------------------------
Repay next due date              DATE(MM/DD/YYYY)                                      The due date of the next outstanding
                                                                                       payment due under a forbearance or
                                                                                       repayment plan agreed to by both the
                                                                                       mortgagor and servicer.
-----------------------------------------------------------------------------------------------------------------------------------
Repay plan                       DATE(MM/DD/YYYY)                                      The servicer defined date upon which the
broken/reinstated/closed date                                                          servicer considers that the plan is no
                                                                                       longer in effect as a result of plan
                                                                                       completion or mortgagor's failure to remit
                                                                                       payments as scheduled.
-----------------------------------------------------------------------------------------------------------------------------------
Repay plan created date          DATE(MM/DD/YYYY)                                      The date that both the mortgagor and
                                                                                       servicer agree to the terms of a
                                                                                       forebearance or repayment plan.
-----------------------------------------------------------------------------------------------------------------------------------
SBO loan number                  NUMBER(9)                                             Individual number that uniquely identifies
                                                                                       loan as defined by Aurora Master
                                                                                       Servicing.
-----------------------------------------------------------------------------------------------------------------------------------
Escrow balance/advance           NUMBER(10,2)                                          The positive or negative account balance
balance                                                                                that is dedicated to payment of hazard
                                                                                       insurance, property taxes, MI, etc.
                                                                                       (escrow items only)
-----------------------------------------------------------------------------------------------------------------------------------
Title approval letter received   DATE(MM/DD/YYYY)                                      The actual date that the title approval was
date                                                                                   received as set forth in the HUD title
                                                                                       approval letter.
-----------------------------------------------------------------------------------------------------------------------------------
Title package HUD/VA date        DATE(MM/DD/YYYY)                                      The actual date that the title package was
                                                                                       submitted to either HUD or VA.
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VA claim funds received date     DATE(MM/DD/YYYY)                                      The actual date that funds were received
                                                                                       by the servicer from the VA for the
                                                                                       expense claim submitted by the servicer.
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VA claim submitted date          DATE(MM/DD/YYYY)                                      The actual date that the expense claim was
                                                                                       submitted by the servicer to the VA.
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VA first funds received amount   NUMBER(15,2)                                          The amount of funds received by the
                                                                                       servicer from VA as a result of the
                                                                                       specified bid.
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VA first funds received date     DATE(MM/DD/YYYY)                                      The date that the funds from the specified
                                                                                       bid were received by the servicer from the
                                                                                       VA.
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


                                     D-2-7

-----------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted  DATE(MM/DD/YYYY)                                                      Actual date that the Notice of Election to
date                                                                                    Convey was submitted to the VA.
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Zip Code          VARCHAR2(5)                                                           US postal zip code that corresponds to
                                                                                        property location.
-----------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency  VARCHAR2(3)          09=Forbearance          17=Preforeclosure sale   The code that is electronically reported to
status code       24=Drug seizure      26=Refinance            27=Assumption            FNMA by the servicer that reflects the
                  28=Modification      29=Charge-off           30=Third-party sale      current defaulted status of a loan. (ie: 65,
                  31=Probate           32=Military indulgence  43=Foreclosure           67, 43 or 44)
                  44=Deed-in-lieu      49=Assignment           61=Second lien
                  62=VA no-bid         63=VA Refund            considerations
                  64=VA Buydown        65=Ch. 7 bankruptcy     66=Ch. 11 bankruptcy
                  67=Ch. 13 bankruptcy
-----------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency  VARCHAR2(3)                                                           The code that is electronically reported to
reason code       001=Death of principal mtgr         002=Illness of principal mtgr     FNMA by the servicer that describes the
                  003=Illness of mtgr's family member 004=Death of mtgr's family member circumstance that appears to be the
                  005=Marital difficulties            006=Curtailment of income         primary contributing factor to the
                  007=Excessive obligations           008=Abandonment of property       delinquency.
                  009=Distant employee transfer       011=Property problem
                  012=Inability to sell property      013=Inability to rent property
                  014=Military service                015=Other
                  016=Unemployment                    017=Business failure
                  019=Casualty loss                   022=Energy-Environment costs
                  023= Servicing problems             026= Payment adjustment
                  027=Payment dispute                 029=Transfer ownership pending
                  030=Fraud                           031=Unable to contact borrower
                  INC=Incarceration
-----------------------------------------------------------------------------------------------------------------------------------
Suspense balance  NUMBER(10,2)                                                          Money submitted to the servicer, credited
                                                                                        to the mortgagor's account but not
                                                                                        allocated to principal, interest, escrow,
                                                                                        etc.
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Restricted        NUMBER(10,2)                                                          Money held in escrow by the mortgage
escrow balance                                                                          company through completion of repairs to
                                                                                        property.
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Investor number   NUMBER (10,2)                                                         Unique number assigned to a group of
                                                                                        loans in the servicing system.
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


                                     D-2-8